SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - August 2, 2001
             ------------------------------------------------------
                        (Date of Earliest Event Reported)


                                 ZENASCENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                          Commission File No. 333-89941


        DELAWARE                                           65-0648808
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  (State of Incorporation)                              (I.R.S. Employer
                                                       Identification No.)


10 West 33rd Street, Suite 705
NEW YORK, NEW YORK                                            10001
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(Address of principal                                      (Zip Code)
  executive offices)


       Registrant's telephone number, including area code: (212) 594-8146
                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.  Other Events.

        On February 21, 2002, Zenascent, Inc., a Delaware corporation (the "Company"), entered into an Amended and Restated Agreement and Plan of Merger (the "Second Restated Merger Agreement"), dated as of February 21, 2002, by and among the Company, Zenascent Newco Inc., a Delaware corporation and the wholly-owned subsidiary of the Company ("Newco"), Cedric Kushner Boxing, Inc. ("CKB"), Cedric Kushner Promotions, Ltd., a New York corporation and the wholly-owned subsidiary of CKB ("CKP"), Cedric Kushner ("Kushner") and James DiLorenzo ("DiLorenzo"), which amended and restated in its entirety the Amended and Restated Agreement and Plan of Merger, dated as of September 17, 2001, by and among the Company, Newco, CKB, CKP, Kushner and DiLorenzo (the "First Restated Merger Agreement"). The First Restated Merger Agreement was included as
Exhibit 2.1 to the Company's Form 8-K/A filed on September 21, 2001 (the "September 8-K/A"). The September 8-K/A is amended and restated in its entirety hereby.

        Pursuant to the Second Restated Merger Agreement, CKB will merge with a wholly-owned Delaware corporation subsidiary of the Company, with CKB being the surviving corporation (the "Merger"). Under the terms of the Merger, the Company will acquire 100% of the capital stock of CKB in exchange for the issuance to the stockholders of CKB of the following consideration:

        (1) at the time of the Merger, shares of preferred stock of the Company (the "Merger Preferred Stock") that are convertible into common stock of the Company;

        (2) at the time of the Merger, certain stockholders of CKB shall receive a warrant to purchase common stock of the Company which, when added to the shares of common stock to be issued upon conversion of the Merger Preferred Stock, will constitute approximately 68% of the fully-diluted common equity of the Company;

        (3) within thirty (30) days following the Merger, the Company is obligated to raise an additional $500,000 (the "Post-Merger Financing Amount"). If the Company does not raise all or a portion of the Post-Merger Financing Amount, the stockholders of CKB will be entitled to receive up to an additional 19,500,000 shares of common stock of the Company, which, when added to the merger consideration received by the stockholders of CKB at the time of the Merger, will constitute approximately 76% of the fully-diluted common equity of the Company.

        The Company's management and Board of Directors intend to resign upon the consummation of the Merger and will be replaced with CKB's management and a Board of Directors that will consist of four (4) persons designated by the stockholders of CKB and one (1) person designated by the Company's present Board of Directors. CKB, through CKP, is currently engaged in the business of promoting boxing events. In addition, prior to the Merger, CKB intends to acquire a related entity, Big Content, Inc., a Delaware corporation ("Big Content"), that produces boxing-based television programming. The acquisition of Big Content by CKB is a condition to the Merger.

        The surviving corporation will continue the existing businesses conducted by CKB. Except as contemplated by the Merger, the stockholders of CKB have no material relationship with the Company or its affiliates. The amount of the consideration to be paid in the Merger has been determined by arm's length negotiations between the Company and the CKB stockholders.

        Consummation of the Merger is subject to numerous conditions, including, without limitation, the consummation by the Company of a financing (the "Pre-Merger Financing") consisting of a bridge loan in the principal amount of at least $300,000 from the Company to CKP, which bridge loan is to be provided from the proceeds of the Pre-Merger Financing.

        The authorized capital stock of the Company currently consists of 20,000,000 shares of common stock and 5,000,000 shares of preferred stock. Following the Merger, the Company is obligated to seek stockholder approval to increase the number of authorized shares of common stock to 100,000,000.

        As of the date of the Second Restated Merger Agreement and prior to the Pre-Merger Financing, the Company had outstanding (i) 9,633,310 shares of common stock (the "Outstanding Stock"); (ii) warrants to acquire 5,300,573 shares of common stock (the "Outstanding Warrants"); and (iii) options to acquire 452,332 shares of common stock (the "Outstanding Options"). At the time of the Merger, there shall be outstanding only the following securities of the Company: (i) the Outstanding Stock; (ii) the Outstanding Warrants and shares of common stock for which they have been exercised; (iii) the Outstanding Options and shares of common stock for which they have been exercised; (iv) 135,000 shares of Series A Convertible Preferred Stock that are convertible into 1,350,000 shares of common stock and warrants to acquire 1,350,000 shares of common stock; (v) securities to be issued in the Pre-Merger Financing, which shall be convertible into no more than 1,792,000 shares of common stock; (vi) 399,331 shares of common stock issued upon conversion of certain promissory notes of the Company; and (vii) 43,767,347 shares of common stock which may be issued in the Merger or upon conversion of securities issued as merger consideration.

        A copy of the Second Restated Merger Agreement is filed herewith as
Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Second Restated Merger Agreement is qualified in its entirety by reference to the full text of the Second Restated Merger Agreement.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

(a)   Financial Statements.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.


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(c)   Exhibits

EXHIBIT           DESCRIPTION

2.1 Amended and Restated Agreement and Plan of Merger, dated as of February 21, 2002, by and among Zenascent, Inc., Zenascent Newco Inc., Cedric Kushner Boxing, Inc., Cedric Kushner Promotions, Ltd., Cedric Kushner and James DiLorenzo.

99.1              Press Release dated February 25, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ZENASCENT, INC.


                                   By /s/ Steven Angel
                                      -----------------------------------
                                      Name:  Steven Angel
                                      Title: Secretary

Dated: February __, 2002